UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. CONCRETE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000326700_1 R1.0.1.15 U.S. CONCRETE, INC. U.S. CONCRETE, INC. 331 N. MAIN STREET EULESS, TX 76039 ATTN: CiCi Sepehri Annual Meeting March 23, 2017 May 18, 2017 May 18, 2017 8:00 AM EDT Newark Liberty International Airport Marriott 1 Hotel Road Newark, NJ 07114

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement    2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow? (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow? (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2017 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods R1.0.1.15 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession                of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000326700 marked by the arrow    ? available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors    Nominees 1A Eugene I. Davis 1B William J. Sandbrook 1C Kurt M. Cellar 1D Michael D. Lundin 1E Robert M. Rayner 1F Colin M. Sutherland 1G Theodore P. Rossi The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. Ratify the appointment of Ernst & Young    LLP as the Company’s independent    registered public accounting firm for R1.0.1.15    the year ending December 31, 2017. 3. Advisory resolution to approve the                compensation of our named executive 3 _    officers. 0000326700 4. Approve the U.S. Concrete, Inc. 2017    Cash Incentive Plan.    NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting. The undersigned hereby revokes all previous proxies given by the undersigned with respect to the shares represented hereby in connection with the Company’s 2017 Annual Meeting of Stockholders. This proxy may be revoked at any time prior to a vote thereon. Receipt of the accompanying Notice and Proxy Statement and Annual Report of the Company for the year ended December 31, 2016 is hereby acknowledged.

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